UNITED STATES

SECURITIES AND EXCHANGE COMMISION

WASHINGTON, D.C. 20579

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – November 12, 2014

LITTELFUSE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-20388	36-3795742
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8755 W. Higgins Road, Suite 500, Chicago, IL 60631

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (773) 628-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[___]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     Other Events

On November 12, 2014, Littelfuse, Inc. announced its plans to transfer reed switch production from its Lake Mills, Wisconsin and Suzhou, China facilities to the company’s multi-plant site in the Philippines. A copy of the press release announcing the transfer is attached as Exhibit 99.1 to this current report on Form 8-K and incorporated herein by reference.

The press release attached to this Form 8-K includes forward-looking statements that are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include but are not limited to comments with respect to the objectives and strategies, financial condition, results of operations and business of the Company. These forward-looking statements involve numerous assumptions, inherent risks and uncertainties, both general and specific, and the risk that predictions and other forward-looking statements will not be achieved. The Company cautions you not to place undue reliance on these forward-looking statements as a number of important factors could cause actual future results to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements.

A copy of the press release is also posted on the Company’s website.

ITEM 9.01     Financial Statements and Exhibits

d) Exhibits.

The following exhibit is furnished with this Form 8-K:

99.1	Press Release, dated November 12, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LITTELFUSE, INC.
Date: November 12, 2014	By: /s/ Philip G. Franklin
Philip G. Franklin Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1        Press release, dated November 12, 2014